Exhibit 10.3

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH QUALIFICATION AND REGISTRATION ARE NOT REQUIRED. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS NOTE IS FURTHER SUBJECT TO OTHER RESTRICTIONS, TERMS AND CONDITIONS WHICH ARE SET FORTH HEREIN.

Principal Amount: $79,000	Issue Date: July 12, 2022

CLUBHOUSE MEDIA GROUP, INC.

CONVERTIBLE PROMISSORY NOTE

FOR VALUE RECEIVED, pursuant to the terms and conditions of this Convertible Promissory Note (this “Note”), Clubhouse Media Group, Inc., a Nevada corporation (the “Company”), hereby promises to pay to the order of Amir Ben-Yohanan, or registered assigns (the “Holder”), as set forth herein the sum of $79,000 (the “Principal Amount”), and to pay interest on the outstanding Principal Amount at the rate of ten percent (10%) per annum, simple interest, as set forth herein. Interest shall commence accruing on the date hereof (the “Issue Date”), computed on the basis of a 365-day year and the actual number of days elapsed, and shall be payable as set forth herein.

This Note is not a certificate of deposit or similar obligation of, and is not guaranteed or insured by, any depository institution, the Federal Deposit Insurance Corporation, the Securities Holder Protection Corporation or any other governmental or private fund or entity.

The following terms shall apply to this Note:

Section 1.  Interest; Payment; Prepayments.

(a) Commencing on August 1, 2022 and on the first day of each calendar month thereafter for the next succeeding 23 months, the Company shall pay to Holder the sum of $3,291.67, plus all accrued and unpaid interest to date, such that this Note and all interest due hereunder (the “Indebtedness”) shall be fully paid by July 1, 2024 (the “Maturity Date”).

(b) The Company may prepay all or any portion of the Principal Amount and any accrued and unpaid interest at any time without penalty.

(c) Interest on this Note shall accrue on a simple interest, non-compounded basis, and shall be added to the Principal Amount on the Maturity Date or such earlier date as the Indebtedness may be paid hereunder or may be due hereunder pursuant to the terms herein, at which time all Indebtedness shall be due and payable. In the event that any amount due hereunder is not paid as and when due, such amounts shall accrue interest at the rate of 10% per year, simple interest, non-compounding, until paid.

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(d) Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day (as defined below), such payment shall be made on the next succeeding Business Day. For purposes herein, a “Business Day” shall be any day on which commercial banks in Nevada are generally required to be open for business.

Section 2.   Notices.

(a) Any notice or other communications required or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by email, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

if to the Company, to:

Clubhouse Media Group, Inc. Attn: Scott Hoey

3651 Lindell Road, Ste. D517

Las Vegas, NV 89103

Email: shoey@westofhudsonproperties.com

If to Holder, to:

Amir Ben-Yohanan

[ _______________ ]

[ _______________ ]

Email: amir_yoh@yahoo.com

(b) Any Party may change its address for notices hereunder upon notice to each other Party in the manner for giving notices hereunder.

(c) Any notice hereunder shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by email with return receipt requested and received and (iv) three (3) days after mailing, if sent by registered or certified mail

Section 3.  Miscellaneous.

(a) Governing Law; Etc.

(i) This Note, and all matters based upon, arising out of or relating in any way to this Note or the transactions contemplated herein, including all disputes, claims or causes of action arising out of or relating to the this Note or the transactions contemplated herein, as well as the interpretation, construction, performance and enforcement of this Note, shall be governed by the laws of the United States and the State of Nevada, without regard to any jurisdiction’s conflict-of-laws principles.

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(ii) ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREIN SHALL BE INSTITUTED SOLELY IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF NEVADA, IN EACH CASE LOCATED IN CLARK COUNTY, NEVADA, AND EACH PARTY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(iii) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREIN, THE PERFORMANCE THEREOF OR THE FINANCINGS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 3(a)(iii).

(iv) Each of the Parties acknowledge that each has been represented in connection with the signing of this waiver by independent legal counsel selected by the respective Party and that such Party has discussed the legal consequences and import of this waiver with legal counsel. Each of the Parties further acknowledge that each has read and understands the meaning of this waiver and grants this waiver knowingly, voluntarily, without duress and only after consideration of the consequences of this waiver with legal counsel.

(b) Attorneys’ Fees. In the event that any Party institutes any action or suit to enforce this Note or to secure relief from any default hereunder or breach hereof, the prevailing Party shall be reimbursed by the losing Party for all costs, including reasonable attorney’s fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

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(c) Amendments; No Waivers; No Third-Party Beneficiaries; No Consequential Damages.

(i) This Note may be amended, modified, superseded, terminated or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by both of the Parties.

(ii) Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any Party of the performance of any obligation by another Party shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. Neither any failure or delay in exercising any right or remedy hereunder or in requiring satisfaction of any condition herein nor any course of dealing shall constitute a waiver of or prevent any Party from enforcing any right or remedy or from requiring satisfaction of any condition. No notice to or demand on a Party waives or otherwise affects any obligation of that Party or impairs any right of the Party giving such notice or making such demand, including any right to take any action without notice or demand not otherwise required by this Note. No exercise of any right or remedy with respect to a breach of this Note shall preclude exercise of any other right or remedy, as appropriate to make the aggrieved Party whole with respect to such breach, or subsequent exercise of any right or remedy with respect to any other breach.

(iii) This contract is strictly between the Parties and, except as specifically provided herein, no other Person and no director, officer, stockholder, employee, agent, independent contractor or any other Person shall be deemed to be a third-party beneficiary of this Note.

(iv) Notwithstanding anything else contained herein, no Party shall seek, nor shall any Party be liable for, consequential, punitive or exemplary damages, under any tort, contract, equity, or other legal theory, with respect to any breach (or alleged breach) of this Note or any provision hereof or any matter otherwise relating hereto or arising in connection herewith.

(d) Expenses. Other than as specifically set forth herein, all costs and expenses incurred in connection with this Note shall be paid by the Party incurring such cost or expense.

(e) Further Assurances. Each Party shall execute and deliver such documents and other papers and take such further action as may be reasonably required to carry out the provisions of this Note.

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(f) Successors and Assigns; Benefit. The provisions of this Note shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. No Party may assign, delegate or otherwise transfer any of its rights or obligations under this Note without the written consent of the other Party.

(g) Severability. If any provision of this Note is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Note shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner adverse to any Party. Upon such determination that any provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Note so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the Transactions are fulfilled to the extent possible.

(h) Entire Agreement. This Note constitutes the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, both oral and written, between the Parties with respect to the subject matter hereof and thereof.

(i) Specific Performance. Each Party agrees that irreparable damage would occur if any provision of this Note were not performed in accordance with the terms hereof and that each Party shall be entitled to seek specific performance of the terms hereof in addition to any other remedy at law or in equity.

(j) Construction. The headings contained in this Note are for reference purposes only and will not affect in any way the meaning or interpretation of this Note.

(k) Counterparts. This Note may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that each Party need not sign the same counterpart. A facsimile copy or electronic transmission of a signature page shall be deemed to be an original signature page.

[Signature page follows]

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IN WITNESS WHEREOF, the Parties have caused this Note to be duly executed as of the Issue Date.

Clubhouse Media Group, Inc.

By:	/s/ Scott Hoey
Name:	Scott Hoey
Title:	Chief Financial Officer

Agreed and accepted:

Amir-Ben Yohanan

By:	/s/ Amir Ben-Yohanan
Name:	Amir-Ben Yohanan

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